Exhibit (g) (iii) under Form N-1A
                                               Exhibit 10 under Item 601/Reg.S-K



                             AMENDMENT TO EXHIBIT 1
CONTRACT
DATE                 INVESTMENT COMPANY
                        Portfolios
                           Classes
--------------------------------------------------------------------------------

12/1/94              CCMI Funds
12/1/94                 CCMI Equity Fund
3/1/02                  CCMI Bond Fund

as revised:  3/1/02